16. Amount Due to an Affiliate	12 Months Ended
Dec. 31, 2020
Increase Decrease In Third Party Net
Amount Due to an Affiliate

16.	Amount Due to an Affiliate

	December 31,	December 31,
	2020	2019
Amount due to an affiliate, current	$9,756	$9,128
Amount due to an affiliate, noncurrent	832	1,728
Total amount due to an affiliate	$10,588	$10,856

Amount due to an affiliate includes: i) payment made by Sinsin on the behalf of the Group of $9,563 and $8,819 as of December 31, 2020 and 2019 respectively, which is classified as amount due to an affiliate, current; ii) a borrowing of $729 (EUR 650) from Sinsin on February 20, 2019 with an interest rate of 5% per annum which will mature on December 31, 2024. The balance as of December 31, 2020 was $670, of which $193 will be paid in 2021; iii) a borrowing of $1,308 (EUR 1,165) from Sinsin on October 14, 2019 with an interest rate of 4.5% per annum which will mature on December 31, 2027. The balance as of December 31, 2020 was $355, none of which will be paid in 2021.